UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 21, 2011 (January 17, 2011)
Commercial Metals Company
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On January 17, 2011, the following matters were voted upon and approved by Commercial Metals Company’s (the “Company”) stockholders at the Company’s Annual Meeting of Stockholders:
(1) The election of four persons to serve as directors until the 2014 Annual Meeting of Stockholders and until their successors are elected;
(2) The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2011.
The following is a summary of the final voting results for each matter presented to the stockholders:
Election of Directors:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

Robert L. Guido	80,860,550	5,971,340	9,767,463
Sarah E. Raiss	80,540,938	6,290,952	9,767,463
J. David Smith	80,871,567	5,960,323	9,767,463
Robert R. Womack	78,316,486	8,515,404	9,767,463
All four directors were elected to serve three-year terms expiring at the 2014 Annual Meeting of Stockholders.
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm:

Votes For	Votes Against	Votes Abstained
90,072,274	1,595,845	4,931,234

Item 8.01	Other Events.
On January 21, 2011, the Company issued a press release (the “Press Release”) announcing the voting results of the Company’s Annual Meeting of Stockholders, held January 17, 2011, in Irving, Texas, whereby the Company’s stockholders elected Robert L. Guido, Sarah E. Raiss, J. David Smith and Robert R. Womack as directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are elected.
The Press Release also announced the appointment of (i) Anthony A. Massaro as the Lead Director of the Board; (ii) Robert L. Guido as Chair of the Audit Committee of the Board; (iii) J. David Smith as Chair of the Compensation Committee of the Board; (iv) Richard B. Kelson as Chair of the Nominating and Corporate Governance Committee of the Board; and (v) Rhys J. Best as Chair of the Finance Committee, each for a term to expire as of the date of the Annual Meeting of Stockholders in 2012.

A copy of the Press Release is attached hereto as Exhibit 99.1. The Press Release is incorporated by reference into this Item 8.01, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

The following exhibit is furnished with this Form 8-K.
99.1	Press Release dated January 21, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: January 21, 2011	By:	/s/ Ann J. Bruder
		Name:	Ann J. Bruder
		Title:	Senior Vice President of Law, Government Affairs and Global Compliance, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

The following exhibit is furnished with this Form 8-K.

99.1	Press Release dated January 21, 2011